UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2026
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SYNAPTICS INCORPORATED
(Exact name of Registrant as Specified in Its Charter)
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Delaware	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1109 McKay Drive
San Jose, California		95131
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 408 904-1100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SYNA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2026, Esther Song resigned from her positions as Vice President, Corporate Controller and Principal Accounting Officer of Synaptics Incorporated (the “Company”), effective October 28, 2026 (the “Effective Date”), to pursue other opportunities. Ms. Song will remain employed with the Company and continue to receive her current compensation and benefits until her employment terminates on the Effective Date. Ms. Song’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, accounting or other policies, or practices.

On October 13, 2026, the Company appointed Kermit Nolan, the Company’s Vice President, Finance, to serve as Principal Accounting Officer, effective as of the Effective Date. Mr. Nolan will not receive any additional compensation for this role.

Mr. Nolan, 67, returned to the Company upon entering into a consulting agreement on June 10, 2026, to provide support to the Company’s internal finance organization. Following the departure of the Company’s Chief Financial Officer, Mr. Nolan became an employee of the Company on September 1, 2026 to provide additional support and leadership to the finance team. He also served as a consultant to the Company’s internal team from February 2024 to September 2024 during the Chief Financial Officer transition at that time. Before retiring at the end of 2023, Mr. Nolan had served as the Company’s Corporate Vice President, Chief Accounting Officer since February 2019, and during his 20-year tenure at the Company, he held several other roles, including member of the Executive Leadership Committee during a Chief Executive Officer transition, interim Chief Financial Officer, Vice President and Corporate Controller and other accounting and tax roles.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SYNAPTICS INCORPORATED

Date:	October 15, 2026	By:	/s/ Lisa Bodensteiner
Lisa Bodensteiner Senior Vice President, Chief Legal Officer and Secretary